SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.___ )

Filed by the Registrant                     [x]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

    [x] Preliminary Proxy Statement

    [ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e)(2))

    [ ] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           U.S. GLOBAL ACCOLADE FUNDS
                               ------------------
                               BONNEL GROWTH FUND
                                 MEGATRENDS FUND
                          REGENT EASTERN EUROPEAN FUND
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required

    [ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                       ---------------------------------------------------------
                       PRELIMINARY NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
                       ---------------------------------------------------------

June 26, 2000



Dear Shareholder:

Enclosed is a proxy statement describing important proposals for you to consider. You are eligible to vote on these proposals because you were a shareholder of record of one or more of the funds listed below on June 19, 2000.

    o   Bonnel Growth Fund
    o   MegaTrends Fund
    o   Regent Eastern European Fund

I'm sure you, like most people, lead a busy life and are tempted to put this proxy aside. Please don't. When shareholders do not vote, the funds incur additional expenses to pay for follow-up mailings and telephone calls. Please take a few minutes to review this proxy statement and sign and return the proxy card today or you can vote on the Internet or by telephone (see enclosed instructions).

The board of trustees has unanimously approved these proposals and recommends a vote "FOR" each one. If you have any questions regarding the issues to be voted on or need assistance completing your proxy card, please contact us at 1-800-873-8637 weekdays from 7:00 a.m. to 7:00 p.m. central daylight time.

I appreciate your taking the time to consider these important proposals. Thank you for investing with U.S. Global Accolade Funds.

Sincerely,



Susan B. McGee
Executive Vice President, Secretary
U.S. GLOBAL ACCOLADE FUNDS

                                                              President's Letter
                                                                     Page 1 of 1

                                   [GRAPHIC OF U.S. GLOBAL INVESTORS, INC. LOGO]

Proxy Statement

June 26, 2000

IMPORTANT VOTING INFORMATION INSIDE!


                                TABLE OF CONTENTS

PROXY STATEMENT SUMMARY ..............................................   Page 2

NOTICE OF SPECIAL JOINT MEETING ......................................   Page 4

PROXY STATEMENT ......................................................   Page 5

  PROPOSAL ONE - ALL FUNDS - TO ELECT THE BOARD OF TRUSTEES ..........   Page 6

  PROPOSAL TWO - ALL FUNDS - TO RATIFY THE SELECTION OF THE
   INDEPENDENT AUDITORS ..............................................   Page 8

  PROPOSAL THREE - ALL FUNDS - TO AUTHORIZE THE TRUSTEES TO ADOPT
        AN AMENDED AND RESTATED MASTER TRUST AGREEMENT ...............   Page 8

  PROPOSAL FOUR - TO RECLASSIFY OR AMEND CERTAIN FUNDAMENTAL
        Investment Restrictions ......................................   Page 10
     PROPOSAL 4A - All Funds - To Amend the Fundamental
        Investment Restriction Concerning the Issuance of
        Senior Securities ............................................   Page 11
     PROPOSAL 4B - All Funds - To Eliminate the Fundamental
        Investment Restriction Concerning Diversification of
        Investments ..................................................   Page 11
     PROPOSAL 4C - All Funds - To Amend and Reclassify the
        Fundamental Investment Restrictions Concerning Margin
        Purchases and Short Sales of Securities ......................   Page 12
     PROPOSAL 4D - All Funds - To Amend the Fundamental Investment
        Restriction Concerning Borrowing .............................   Page 13
     PROPOSAL 4E - All Funds - To Amend the Fundamental Investment
        Restriction Concerning Investments in Real Estate ............   Page 14
     PROPOSAL 4F - All Funds - To Amend the Fundamental Investment
        Restriction Concerning Concentration of Investments in a
        Particular Industry ..........................................   Page 14
     PROPOSAL 4G - All Funds - To Amend the Fundamental Investment
        Restriction Concerning Underwriting ..........................   Page 15
     PROPOSAL 4H - All Funds - To Amend the Fundamental Investment
        Restriction Concerning the Lending of Assets .................   Page 16
     PROPOSAL 4I - All Funds - To Eliminate the Fundamental
        Investment Restriction Concerning Investment in Other
        Investment Companies .........................................   Page 16
     PROPOSAL 4J - Bonnel Growth Fund and MegaTrends Fund - To
        Reclassify the Fundamental Investment Restriction Concerning
        Investments in Illiquid Securities ...........................   Page 17
     PROPOSAL 4K - Bonnel Growth Fund and Regent Eastern
        European Fund - To Amend the Fundamental Investment
        Restriction Concerning Purchase or Sale of Commodities
        or Commodity Futures Contracts ...............................   Page 18
     PROPOSAL 4L - MegaTrends Fund - To Eliminate the Fundamental
        Investment Restriction Concerning Investments in Oil,
        Gas or Other Mineral Leases ..................................   Page 18
     PROPOSAL 4M - MegaTrends Fund - To Eliminate the Fundamental
        Investment Restriction Concerning Investments in Warrants ....   Page 19
     PROPOSAL 4N - MegaTrends Fund - To Eliminate the Fundamental
        Investment Restriction Concerning Investment restrictions
        in Any One Issuer ............................................   Page 19

     EXHIBIT 1 - FORM OF AMENDED AND RESTATED MASTER
        TRUST AGREEMENT ..............................................   Page 22

                                                         Proxy Statement Summary
                                                                    Page 1 of 22

                             PROXY STATEMENT SUMMARY

The following questions and answers provide a brief summary of the proposals to be considered at the special meeting of shareholders. The information below is qualified in its entirety by more detailed information contained elsewhere in this proxy statement. Please read all of the enclosed proxy materials before voting.

I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

   Your vote makes a difference. If many shareholders just like you fail to vote, the funds may not receive enough votes to hold the meeting. If this happens, the trustees will solicit votes again - a costly proposition for the funds.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

   The meeting will be held Thursday, August 17, 2000, at 2:00 p.m. Central Daylight time, at 7900 Callaghan Road, San Antonio, Texas. This will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business June 19, 2000. Only shareholders who own shares on the record date are entitled to vote at the meeting.

WHAT AM I BEING ASKED TO VOTE UPON?

   You are being asked to vote on four items:

   1. Election of Trustees
   2. Ratification of the selection of Auditors
   3. Reclassification or amendment of certain investment restrictions
   4. To Adopt an Amended and Restated Master Trust Agreement

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE ON THESE PROPOSALS?

   The trustees unanimously recommend that you vote "FOR" all proposals.

WILL ANY OF THE PROPOSED CHANGES SUBSTANTIALLY AFFECT THE WAY THE FUNDS ARE MANAGED?

   No.

WHEN WILL THE CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICY TAKE EFFECT IF APPROVED?

   September 1, 2000

WHO IS ASKING FOR MY VOTE?

   Your board of trustees is asking you to sign and return the enclosed proxy card so your votes can be cast at the meeting. In the event the meeting is adjourned, these proxies also would be voted at the reconvened meeting.

                                                         Proxy Statement Summary
                                                                    Page 2 of 22

HOW DO I VOTE MY SHARES?

   We've made it easy for you. You can vote through the Internet, by phone, by mail, or in person.

      o To vote through the Internet, just visit the website address indicated on the enclosed instructions (you will need the control number that appears on your proxy card).

      o To vote by telephone, just dial the toll free number indicated on the enclosed sheet and follow the simple instructions you hear on the phone.

         We encourage you to vote by Internet or telephone, using the control number that appears on your proxy card. These voting methods will save the funds a good deal of money because the fund will not have to pay for return-mail postage.

      o To vote by mail, sign and send us the enclosed proxy card in the envelope provided. Note: if you vote by internet or telephone, please do not return your proxy card.

      o  Or you can vote in person at the meeting on August 17, 2000.

I PLAN TO VOTE ON THE INTERNET OR TELEPHONE. HOW DOES INTERNET OR TELEPHONE VOTING WORK?

   Just follow the instructions on the enclosed sheet.

I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

   If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Doe, Custodian").

IF I SEND MY PROXY IN NOW, CAN I CHANGE MY VOTE LATER?

   A proxy can be revoked anytime by:

   o Revoting through the Internet or by telephone, o Sending us another proxy card, o Writing to us, or

   o Attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy card. Doing so will help us ensure that an adequate number of shares are present at the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 816-531-5575 weekdays from 7:00 a.m. to 7:00 p.m. Central Daylight time.

                                                         Proxy Statement Summary
                                                                    Page 3 of 22

               NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS OF
                           U.S. GLOBAL ACCOLADE FUNDS

                      ------------------------------------

                               BONNEL GROWTH FUND
                                 MEGATRENDS FUND
                          REGENT EASTERN EUROPEAN FUND

To the Shareholders of the Funds:

A Special Joint Meeting of Shareholders (Meeting) of the Bonnel Growth Fund, the MegaTrends Fund, and the Regent Eastern European Fund (the funds) will be held at 7900 Callaghan, San Antonio, Texas 78229, on August 17, 2000, at 2:00 p.m., Central Daylight time. The purpose of the Meeting is to consider and act on the following proposals and to transact other business as may properly come before the Meeting or any adjournments of the Meeting.

   1. To elect a board of trustees.

   2. To ratify selection of the independent auditors.

   3. To authorize he trustees to adopt an amended and restated Master Trust Agreement.

   4. To reclassify or amend certain investment restrictions.

The board of trustees has fixed the close of business on June 19, 2000, as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, the Meeting.

Your vote is important - please vote promptly.

We urge any shareholder who does not expect to attend the meeting to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States or to vote by internet or telephone. To avoid unnecessary expense, we ask your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

                                    By Order of the Board of Trustees,



                                    Susan B. McGee
                                    Secretary of the Trust

Dated: June 26, 2000

                                       Notice of Special Meeting of Shareholders
                                                                    Page 4 of 22

                    PROXY STATEMENT FOR SPECIAL JOINT MEETING
                  OF SHAREHOLDERS OF U.S. GLOBAL ACCOLADE FUNDS

                      ------------------------------------

                               BONNEL GROWTH FUND
                                 MEGATRENDS FUND
                          REGENT EASTERN EUROPEAN FUND

This proxy statement is furnished to shareholders of all the series of U.S. Global Accolade Funds, a Massachusetts business trust (Trust). This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the board of trustees of the Trust to be used at a special meeting of shareholders to be held at 7900 Callaghan Road, San Antonio, Texas 78229 on August 17, 2000, at 2:00 p.m., or at any adjournments of the meeting.

The purpose of the Meeting is set forth in the accompanying Notice. This proxy statement and the accompanying proxy are expected to be mailed to shareholders on or about June 26, 2000. Shareholders of record at the close of business on June 19, 2000, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

All shares represented at the meeting by properly executed proxies will be voted according to the instructions thereon, if any. If no instructions are given, the proxy will be voted for approval of the proposals. The board of trustees does not know of any action to be considered at the meeting other than the Proposals, which are discussed below.

The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, or by voting in person at the meeting.

The cost of the solicitation of proxies by the board of trustees of the Trust for this meeting of shareholders will be borne by the Trust and will include any reimbursement paid to fiduciaries, brokerage firms, nominees, and custodians for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. DF King & Co., Inc. will provide the Trust with solicitation services that will include soliciting shareholder votes by mail or telephone and planning the voting process, tabulation and reporting. The estimated cost of these solicitation services is approximately $160,000. In addition to the solicitation of proxies by mail, officers and employees of the Trust and U.S. Global Investors, Inc. (Adviser), without additional compensation, may solicit proxies in person or by telephone or other means of communication.

Shares of each fund of the trust issued and outstanding as of June 19, 2000, are shown in the table below. Each full share outstanding is entitled to one full vote and each fractional share outstanding is entitled to a proportionate share of one vote.

                       NO. OF                                         NO. OF
      FUND             SHARES                 FUND                    SHARES
 ------------------  -----------     ----------------------------  -----------
 Bonnel Growth Fund  000,000,000     Regent Eastern European Fund  000,000,000
 MegaTrends Fund     000,000,000

                                  REQUIRED VOTE

A plurality of all votes cast at the meeting is sufficient to approve Proposal One (Election of Trustees). Approval of Proposal Two (Ratification of Auditors) requires a majority of all votes cast at the meeting. Approval of Proposal Three (Amendment to the Master Trust Agreement) requires the vote of the majority of shares entitled to vote at the Meeting. All outsttanding shares of the Trust as of the record date will be entitled to vote for Proposal Three. Approval of Proposals 4A-4O (changes to certain investment restrictions) require the affirmative vote of a majority of the outstanding voting securities. For these purposes, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

On Proposal One (Election of Trustees), Proposal Two (Ratification of Auditors), and Proposal Three (Amendment of the Master Trust Agreement), all shares of the Trust will vote together, and not by fund. On Proposal Four (changes to certain investment restrictions), each fund will vote separately.

The Master Trust Agreement provides that "a quorum to conduct business shall consist of a majority of the shares entitled to vote at a shareholder meeting. A lesser number is sufficient for adjournments."

                                                                 Proxy Statement
                                                                    Page 5 of 22

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for convening the meeting. On Proposal One (Election of Trustees), abstentions and broker non-votes will have no effect; the four nominees receiving the largest number of votes will be elected. On Proposal Two (Ratification of Auditors) abstentions and broker non-voting will not be counted as "votes cast" and will have no effect on the result of the vote. On Proposal Three (Amendment of the Master Trust Agreement), abstentions and broker non-votes will have the effect of being counted as voted against the Proposal. On Proposal Four (changes to certain investment restrictions), abstentions and broker non-votes will have the effect of being counted as voted against the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement before such adjournment if sufficient votes have been received and it is otherwise appropriate.

The  following   chart   illustrates   the  proposals  for  which  various  fund
shareholders may vote.

SHAREHOLDERS OF
THESE FUNDS--        -- VOTE FOR THESE PROPOSALS
------------------   ------------------------------------------------------------------
                     1   2   3   4A  4B  4C  4D  4E  4F  4G  4H  4I  4J  4K  4L  4M  4N
                     --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
Bonnel Growth Fund   X   X   X   X   X   X   X   X   X   X   X   X   X   X
MegaTrends Fund      X   X   X   X   X   X   X   X   X   X   X   X   X       X   X   X
Regent Eastern
  European Fund      X   X   X   X   X   X   X   X   X   X   X   X       X

                                  PROPOSAL ONE
                                   (ALL FUNDS)
                         TO ELECT THE BOARD OF TRUSTEES

Four candidates, who are currently trustees, have been nominated for election as trustees of the Trust. It is intended that the proxies will be voted to ratify each of the trustees' current terms and to elect as Trustees the nominees described below for the new terms described below.

Pursuant to the Master Trust Agreement, Trustees are elected (or appointed) for six-year terms. Each of the nominees has previously been elected by shareholders, except Mr. Belz, who was appointed to the Board on November 1, 1998, to serve a six- year term ending November 1, 2004. Mr. Holmes was initially elected by shareholders on April 15, 1993, to serve for an indefinite term. On September 21, 1994, Mr. Holmes was elected by shareholders to serve a three-year term ending September 21, 1997, and on February 28, 1997, Mr. Holmes' term was extended by the Trustees until September 21, 2000. Mr. Mandigo was initially elected by shareholders on April 16, 1993, for an indefinite term, and on September 21, 1994, was elected by shareholders to serve a six-year term ending September 21, 2000. Dr. Hughs was elected by shareholders on September 21, 1994, to serve for a six-year term ending September 21, 2000.

Mr. Frank E. Holmes, Mr. Clark R. Mandigo and Mr. Richard E. Hughes will be elected to serve a six-year term ending September 21, 2006. If approved by shareholders, Mr. Michael Belz had indicated he will resign his existing term on September 21, 2000 and be elected to serve a six-year term ending September 22, 2006.

All the nominees listed below have consented to serve as Trustees, if elected. If any nominees shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Set forth below is information concerning the trustees:

                                                                 Proxy Statement
                                                                    Page 6 of 22

       NAME (AGE)
    BUSINESS ADDRESS                                                     TRUSTEE
  POSITION WITH TRUST        PRINCIPAL OCCUPATION                         SINCE
------------------------     -----------------------------------------   -------
J. Michael Belz (47)(1)      President and Chief Executive  Officer of    1998
1635 NE Loop 410             Catholic  Life  Insurance  from  1984  to
San Antonio, Texas 78209     present.

Trustee

------------------------     -----------------------------------------   -------
Frank E. Holmes (45)*        Chairman  of the Board of  Directors  and    1993
7900 Callaghan Road          Chief  Executive  Officer of the Adviser.
San Antonio, Texas 78229     Since  October 1989 Mr. Holmes has served
                             and   continues   to  serve  in   various
Trustee, President,          positions    with   the   Adviser,    its
Chief Executive Officer,     subsidiaries and the investment companies
Chief Investment Officer     it sponsors. Director of FrancOr Resource
                             Corp. from November 1994 to November1996.
                             Director  of  Adventure  Capital  Limited
                             from   January  1996  to  July  1997  and
                             Director of Vedron Gold, Inc. from August
                             1996 to  March  1997.  Director  of 71316
                             Ontario,  Inc. since April 1987 and of F.
                             E. Holmes  Organization,  Inc. since July
                             1978.  Director of  Marleau,  Lemire Inc.
                             from  January   1995  to  January   1996.
                             Director of United Services Canada,  Inc.
                             since  February 1995 and Chief  Executive
                             Officer from February to August 1995.

------------------------     -----------------------------------------   -------
Richard E. Hughs (64)(1)(2)  Professor  at the School of  Business  of    1994
11 Dennin Drive              the  State  University  of  New  York  at
Menands, NY 12204            Albany from 1990 to present; Dean, School
                             of  Business  1990-1994;  Director of the
Trustee                      Institute for the  Advancement  of Health
                             Care Management,  1994-present. Corporate
                             Vice President, Sierra Pacific Resources,
                             Reno, NV, 1985-1990.  Dean and Professor,
                             College   of   Business   Administration,
                             University  of Nevada,  Reno,  1977-1985.
                             Associate Dean, Stern School of Business,
                             New  York  University,   New  York  City,
                             1970-1977.

------------------------     -----------------------------------------   -------
Clark R. Mandigo (57)(1)     Business consultant since 1991. From 1985    1993
15050 Jones Maltsberger      to  1991,   President,   Chief  Executive
San Antonio, Texas 78247     Officer, and Director of Intelogic Trace,
                             Inc.,  a  nationwide  company that sells,
Trustee                      leases  and   maintains   computers   and
                             telecommunications systems and equipment.
                             Prior to 1985, President of BHP Petroleum
                             (Americas),   Ltd.,   an  oil   and   gas
                             exploration  and   development   company.
                             Director of Palmer  Wireless,  Inc., Lone
                             Star   Steakhouse  &  Saloon,   Inc.  and
                             Physician    Corporation    of   America.
                             Formerly   a   Director   of    Datapoint
                             Corporation.   Trustee  of  U.S.   Global
                             Investors   Funds  since  May  22,  1998.
                             Trustee   for    Pauze'/Swanson    United
                             Services  Funds  from  November  1993  to
                             February 1996.

------------------------
*    A trustee who is an interested person
(1) The Trustee is an "independent trustee," i.e. a trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act.
(2) From May 29, 1996, through September 25, 1998, Dr. Hughs owned __ shares of the Adviser.

The following table sets forth information describing the compensation of each trustee for his services for the fiscal year ended October 31, 1999.

                                                                  COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                                                      TRUSTEES
                                -----------------------------------------------------------------------------
        NAME OF FUND            J. MICHAEL BELZ   FRANK E. HOLMES(1)   RICHARD E. HUGHS   CLARK R. MANDIGO(1)
-----------------------------   ---------------   ------------------   ----------------   -------------------
Bonnel Growth Fund                  $ 6,478              $0                $ 7,700              $ 6,033
MegaTrends Fund                     $ 6,478              $0                $ 7,700              $ 6,033
Regent Eastern European Fund        $ 6,477              $0                $ 7,700              $ 6,034

                                                         Proxy Statement Summary
                                                                    Page 7 of 22


                                                                  COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                                                      TRUSTEES
                                -----------------------------------------------------------------------------
        NAME OF FUND            J. MICHAEL BELZ   FRANK E. HOLMES(1)   RICHARD E. HUGHS   CLARK R. MANDIGO(1)
-----------------------------   ---------------   ------------------   ----------------   -------------------
Total Compensation from the
  funds managed by                  $19,433              $0                $23,100              $45,325
  U.S. Global Investors, Inc.

-----------------
(1)  Messrs. Holmes and Mandigo serve on the U.S. Global Investors Funds and the
     U.S. Global Accolade Funds boards of trustees.

The Board has an Audit Committee whose members are Messrs. Mandigo and Belz and Dr. Hughs. The Audit Committee is responsible for:

   o meeting with the trust's auditors to review audit procedures and results for each fund;

   o considering any matters arising from an audit of a fund to be brought to the attention of the Board as a whole with respect to the trust's fund accounting or its internal accounting controls; and

   o considering such matters as may from time to time be set forth in a charter adopted by the Board and such committee.

Although the Trust does not have a nominating committee, the selection and nomination of the trustees who are not interested persons of the Trust are committed to the discretion of such disinterested trustees.

The Trust's board, which is currently composed of one interested and three noninterested trustees, met four times during the fiscal year ended October 31, 1999. The Audit Committee met two times during the fiscal year ended October 31, 1999. All of the trustees attended all of the meetings of the Board and the Audit Committee (if a member thereof) during the fiscal year ended October 31, 1999.

In June 1999, in part to compensate Mr. Holmes for becoming the Adviser's chief investment officer and upon cancellation of Mr. Holmes' warrants and option to acquire 986,122 shares of class C common stock of the Adviser, the Board of the Adviser (not the Trust) approved the issuance of 1,000,000 shares of class C common stock of the Adviser (67% of the outstanding shares) to Mr. Holmes to be vested over a ten-year period beginning with fiscal year 1999, with an annual compensation value of $50,000.

TRUST OFFICERS. Information about the executive officers of the Trust (except for Mr. Holmes, which is set forth on page 8) is set forth below.

       NAME (AGE)
    BUSINESS ADDRESS                                                     OFFICER
  POSITION WITH TRUST        PRINCIPAL OCCUPATION                         SINCE
------------------------     -----------------------------------------   -------
Susan B. McGee (41)          Executive   Vice   President,   Corporate    1996
7900 Callaghan Road          Secretary  and  General  Counsel  of  the
San Antonio, Texas           Adviser.  Since September 1992, Ms. McGee
78229                        has  served  and  continues  to  serve in
                             various  positions with the Adviser,  its
Executive Vice               subsidiaries,    and    the    investment
President,                   companies it sponsors.
Secretary,
General Counsel

------------------------     -----------------------------------------   -------
David J. Clark (39)          Chief Financial Officer,  Chief Operating    1998
7900 Callaghan Road          Officer of the Adviser.  Chief  Financial
San Antonio, Texas 78229     Officer of U.S. Global  Brokerage,  Inc.,
                             the  principal  underwriter.   Since  May
Treasurer                    1997,  Mr. Clark has served and continues
                             to serve in  various  positions  with the
                             Adviser and the  investment  companies it
                             sponsors.  Foreign  Service  Officer with
                             U.S. Agency for International Development
                             in the U.S.  Embassy,  Bonn, West Germany
                             from   May  1992  to  May   1997.   Audit
                             Supervisor for University of Texas Health
                             Science  Center  from April 1991 to April
                             1992.  Auditor-in-Charge for Texaco, Inc.
                             from August 1987 to June 1990.

                                                                 Proxy Statement
                                                                    Page 8 of 22

       NAME (AGE)
    BUSINESS ADDRESS                                                     OFFICER
  POSITION WITH TRUST        PRINCIPAL OCCUPATION                         SINCE
------------------------     -----------------------------------------   -------
Elias Suarez (38)            Vice  President  of  the  Adviser.  Since    1997
7900 Callaghan Road          March  of 1992,  Mr.  Suarez  served  and
San Antonio, Texas 78229     continues  to serve in various  positions
                             with the Adviser  and United  Shareholder
Vice President               Services, Inc.

Listed below is the number of shares of each fund owned beneficially by each Trustee as of June 19, 2000. Also show is the number of shares owned beneficially by the Trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares.

                                                               REGENT EASTERN
                    BONNEL GROWTH FUND    MEGATRENDS FUND      EUROPEAN FUND
                    ------------------    ---------------      --------------
J. Michael Belz           xxxx                 xxxx                xxxx
Frank E. Holmes           xxxx                 xxxx                xxxx
Richard E. Hughs          xxxx                 xxxx                xxxx
Clark R. Mandigo          xxxx                 xxxx                xxxx
All Officers              xxxx                 xxxx                xxxx
  and Trustees

The Trust is aware of the entities shown in the chart below that owned of record, or beneficially, more than 5% of the outstanding shares of the Trust on June 19, 2000.

                                                               REGENT EASTERN
                 BONNEL GROWTH FUND      MEGATRENDS FUND       EUROPEAN FUND
                -------------------   -------------------   -------------------
NAME/ADDRESS    SHARES/   TYPE OF     SHARES/    TYPE OF    SHARES/    TYPE OF
OF OWNER        % OWNED  OWNERSHIP    % OWNED   OWNERSHIP   % OWNED   OWNERSHIP
------------    -------  ---------    -------   ---------   -------   ---------
xxxxxxxxxxx      xxx       xxx          xxx        xxx        xxx        xxx
xxxxxxxxxxx      xxx       xxx          xxx        xxx        xxx        xxx
xxxxxxxxxxx      xxx       xxx          xxx        xxx        xxx        xxx

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL ONE.

                                  PROPOSAL TWO
                                   (ALL FUNDS)
               TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS

The Investment Company Act of 1940 requires every registered investment company to be audited at least once a year by independent auditors selected by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act). The Investment Company Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

Ernst & Young has been the Trust's independent auditors since February 1999 when Ernst & Young replaced PricewaterhouseCoopers (PWC) as independent auditors of the Trust. At the meeting, shareholders of all the funds within the U.S. Global Accolade Trust will be asked to ratify the selection of Ernst & Young as the funds' independent auditors. The Board of Trustees chose Ernst & Young upon the recommendation of the Audit Committee of the Board following a selection process during which the Audit Committee reviewed proposals and conducted interviews
with  representatives  from  several  large,   national

                                                                 Proxy Statement
                                                                    Page 9 of 22
accounting firms with significant investment company experience. The decision to change auditors did not involve a disagreement between PWC and the Trust nor was there any disagreement since the Trust's commencement of operations and the decision was not related to PWC's reports on the financial condition of the Trust. The Board selected Ernst & Young in February 1999 based upon its expertise as an auditor of investment companies, the quality of its audit services, its commitment of experienced audit personnel to the Funds, its tax and international experience in the mutual fund area and its use and commitment of technology in performing its audit functions. Representatives of Ernst & Young are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise during the Meeting.

Ernst & Young has no direct or material indirect financial interest in the Trust other than receipt of fees for services to the Trust.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL TWO.

                                 PROPOSAL THREE
                                   (ALL FUNDS)
           TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDDED AND RESTATED
                             MASTER TRUST AGREEMENT

The board of trustees has approved and recommends that the shareholders of the Trust authorize them to adopt an amendment to the Master Trust Agreement for the Trust and the funds of the Trust. The Amended and Restated Master Trust Agreement is substantially the same as the existing Master Trust Agreement except that it (i) provides the Trustees with the ability to terminate the Trust or its Sub-Trusts or classes without shareholder approval, (ii) reflects name changes of the Trustees and Funds, (iii) changes the quorum requirements for shareholder meetings, and (iv) makes certain other changes to correct and clarify typographical errors. Please see the Amended and Restated Master Trust Agreement in Exhibit I of this proxy.

TERMINATION OF THE TRUST OR ITS SUB-TRUSTS OR CLASSES. The current Master Trust Agreement requires shareholder approval in order to terminate the trust or any of its sub-trusts. The amendment to the Master Trust Agreement generally permits the trustees, subject to applicable Federal and state law, to terminate all or a portion of the trust or any of its sub-trusts or classes without shareholder approval.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trustees to terminate a fund or class. The amendment to the Master Trust Agreement broadens the trustees' authority to terminate a fund to include any fund in the Trust in any circumstance. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it is in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

QUORUM AND REQUIRED VOTE. The current Master Trust Agreement states that in order to attain quorum for the transaction of business at a shareholders' meeting, a majority of the shares entitled to vote is required. The Amended and Restated Master Trust Agreement reduces this requirement by permitting thirty percent of the shares entitled to vote to constitute quorum. By lowering the quorum requirement, it will be easier to achieve quorum and will be less costly to solicit votes. In addition, lowering the quorum is consistent with industry practice as a business trust.

The proposal to lower the quorum will only affect matters that may be approved with no more than a quorum of shares being present at a meeting, such as the election of Trustees and the ratification of the selection of auditors. All other matters require a higher vote under the terms of the Amended and Restated Master Trust Agreement or the Investment Company Act of 1940. For such matters, the change in the quorum requirement will have no effect.

Adoption of the Amended and Restated Master Trust Agreement will not change the funds' trustees or officers or the investment policies described in the funds' current prospectuses.

Any exercise of the trustees' increased authority under the Amended and Restated Master Trust Agreement is also subject to any applicable requirements of the 1940 Act and Massachusetts law.

OTHER MATTERS. The Amended and Restated Master Trust Agreement includes other nonmaterial changes. All changes are identified in Exhibit I.

BOARD CONCLUSION. The board of trustees has concluded that the proposed adoption of the Amended and Restated Master Trust Agreement is in the best interests of the Trust's shareholders.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL THREE.

                                                                 Proxy Statement
                                                                   Page 10 of 22

                                  PROPOSAL FOUR
       TO RECLASSIFY OR AMEND CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

The Board of Trustees (Board) has proposed that shareholders approve the reclassification or amendment of certain fundamental investment restrictions of each of the U.S. Global Accolade Funds. The proposed changes to the investment restrictions of each fund are based on recommendations prepared by the funds' adviser, U.S. Global Investors, Inc. (Adviser), and each Fund's sub-adviser (Sub-Adviser), which were reviewed and approved by the Board at a meeting held on May 25, 2000. The Board is recommending that shareholders approve the proposals.

Under the Investment Company Act of 1940, as amended (1940 Act), all investment policies of a mutual fund must be classified as either "fundamental" or "nonfundamental." A fundamental policy may not be changed without the approval of the fund's shareholders; a nonfundamental policy may be changed by the Board without shareholder approval. Under the 1940 Act only certain policies are required to be classified as fundamental.

In the past, U.S. Global Accolade Funds has adopted certain fundamental investment restrictions for each Fund to reflect regulatory, business or industry conditions, which in many cases are no longer in effect. The Board has recently reviewed each Fund's fundamental investment restrictions and determined that it would be in the best interest of each Fund to eliminate or reclassify as non-fundamental certain investment restrictions that are not required to be fundamental under applicable law, and to clarify and to modernize certain restrictions required to be fundamental. The Board also analyzed the various fundamental and non-fundamental investment restrictions of all of the mutual funds advised by the Adviser, and where practical and appropriate to a fund's investment objective, proposed to standardize investment restrictions. The proposed investment restrictions set forth below are expected to become standard for each of the U.S. Global Accolade Funds.

The Board believes that the ability of the Adviser to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced by approval of these proposals. In addition, the Board believes that approval of these proposals will reduce the need for future shareholder meetings, thereby reducing the Funds' ongoing costs of operation. Furthermore, it is anticipated that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment restrictions.

At the Meeting, shareholders of each Fund will vote on each proposal separately. Each change to a fund's fundamental investment restriction will become effective as soon as practicable following approval by shareholders but in no event prior to September 1, 2000.

Although the proposed changes to each Fund's investment restrictions generally give broader authority to make certain investments or engage in certain practices than do the current investment restriction of the Funds, the Adviser and Sub-Adviser does not currently intend to change in any material way the principal investment strategies or operations of any fund.

                                   PROPOSAL 4A
                                   (ALL FUNDS)
                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                  CONCERNING THE ISSUANCE OF SENIOR SECURITIES

The Bonnel Growth Fund and the Regent Eastern European Fund currently have a fundamental investment restriction regarding senior securities that states:

     "The Fund may not issue senior securities."

The MegaTrends Fund currently has a fundamental investment restriction regarding senior securities that states:

     "The Fund may not issue senior securities as defined in the Investment Company Act of 1940, as amended, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owed or held by the Fund except as may be necessary in connection with borrowings described in (8) above, and then not exceeding 10% of the Fund's total assets, taken at the lesser of cost or market value."

It is proposed that shareholders approve replacing the Funds' current investment restriction with the following fundamental investment restriction governing the issuance of senior securities:

                                                                 Proxy Statement
                                                                   Page 11 of 22

     "A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time."

The proposed fundamental investment restriction clarifies that the Funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a Fund that has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing any such security; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are met. For example, a transaction that obligates a Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount to its obligation to pay cash for the securities at a future date. Funds would utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

Adoption of the proposed fundamental investment restriction is not expected to materially affect the operation of the Funds. However, adoption of the proposal will facilitate the Adviser's compliance efforts and will allow the Funds to respond to developments in the mutual fund industry and the law that may make the use of permissible senior securities advantageous.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4A.

                                   PROPOSAL 4B
                                   (ALL FUNDS)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                    CONCERNING DIVERSIFICATION OF INVESTMENTS

The Bonnel Growth Fund and the Regent Eastern European Fund currently have a fundamental investment restriction regarding diversification of investments that states:

     "With respect to 75% of its total assets the Fund will not: (a) invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer."

The MegaTrends Fund currently has a fundamental investment restriction regarding diversification of investments that states:

     "The Fund may not invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities."

The Funds have elected to be "diversified open-end management investment companies" under the 1940 Act, which require the limitations contained in the current fundamental investment restriction to apply to 75% of the total assets of the Funds. The current policy of the MegaTrends Fund is more restrictive, applying the limitations on ownership to 100% of its portfolio. The primary purpose of the proposed change with respect to MegaTrends Fund applying the restrictive standard is to allow the Fund to invest in accordance with the limits contained in the 1940 Act for diversified companies.

This would allow the MegaTrends Fund the flexibility to purchase larger amounts of issuers' securities when the Adviser or Sub-Adviser deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the 1940 Act. Please note that the Funds cannot change their election to be a diversified company without a further shareholder vote.

With respect to the Bonnel Growth Fund and the Regent Eastern European Fund currently applying the 1940 Act standard, the elimination of the fundamental policy will allow the Funds to respond more quickly to changes of that standard, as well as to

                                                                 Proxy Statement
                                                                   Page 12 of 22
other legal, regulatory, and market developments without delay or expense of a shareholder vote. The adoption of this change is not expected materially to affect the operations of the Funds.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4B.

                                   PROPOSAL 4C
                                   (ALL FUNDS)
         TO AMEND AND RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTIONS
            CONCERNING MARGIN PURCHASES AND SHORT SALES OF SECURITIES

The Bonnel Growth Fund currently has fundamental investment restrictions regarding margin purchases and short sales that state:

     "The Fund may not purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions."

     "The Fund may not make short sales."

The  Regent  Eastern   European  Fund  currently  has   fundamental   investment
restrictions regarding margin purchases and short sales that state:

     "The Fund may not purchase any security on margin, except that it may obtain such short- term credits as are necessary for clearance of securities transactions."

     "The Fund may not sell short more than 5% of its total assets."

The MegaTrends Fund currently has a fundamental investment restriction regarding margin purchases and short sales that states:

     "The Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This restriction does not apply to short sales 'against the box' (i.e., when the Fund owns or is long on the securities sold short)."

If the proposal is approved, the current fundamental investment restriction will be replaced with a non-fundamental investment restriction that could be changed without a shareholder vote. The proposed non-fundamental limitation is as follows:

     "A Fund may not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short."

Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The current fundamental investment restriction prohibits a Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Mutual funds are generally prohibited from entering into most types of margin purchases. However, policies of the SEC allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. The proposed non-fundamental investment restriction would parallel the SEC's policies.

In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

                                                                 Proxy Statement
                                                                   Page 13 of 22

The Adviser and Sub-Adviser recognize that short sales may not be appropriate for all of the Funds. If the proposal is approved, the Adviser, Sub-Adviser and the Board will determine the appropriateness of short sales on a fund-by-fund basis. Appropriate disclosure of this practice will also be included in such Fund's prospectus and/or statement of additional information.

Although reclassification of the Funds' fundamental investment restriction on margin purchases and short sales to non-fundamental is unlikely to materially affect any Fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the Funds will be able to alter their investment practices without the delay and expense of a shareholder vote.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4C.

                                   PROPOSAL 4D
                                   (ALL FUNDS)
      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING

The Bonnel Growth Fund and the Regent Eastern European Fund currently have a fundamental investment restriction concerning borrowing, which states the following:

     "The Fund may not borrow money, except that the Fund may borrow not in excess of 5% of its total assets from banks as a temporary measure for extraordinary purposes, may borrow up to 331/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions, provided, however, that the Fund will not purchase additional securities while borrowings exceed 5% of the total assets of the Fund."

The MegaTrends Fund's current fundamental investment restriction regarding borrowing states the following:

     "The Fund may not borrow money, except for (i) temporary bank borrowings not in excess of 5% of the value of the Fund's total assets for emergency or extraordinary purposes, or (ii) short-term credits not in excess of 5% of the value of the Fund's total assets as may be necessary for the clearance of securities transactions."

It  is  proposed  that   shareholders   approve  replacing  the  Funds'  current
fundamental investment restriction with the following:

     "A Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time."

If approved, the funds would adopt the following nonfundamental investment restriction, the Fund proposes the following:

     "A fund may not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings)."

The primary purpose of the proposed change to the fundamental investment restriction concerning borrowing is to permit all the Funds to borrow in a manner to the full extent permitted by the applicable law for temporary or emergency purposes. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Boards have no current intention of authorizing any of these practices. If a Board authorized a Fund to borrow for leverage, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. The proposed amendment is consistent with current limitations imposed under the 1940 Act.

The proposed nonfundamental investment restriction is also consistent with current policies that would not permit a Fund to borrow for the purpose of leveraging its portfolio. With this proposal, the operational policy that the Funds cannot purchase any security while borrowings represent more than 5% of their total assets outstanding will become a nonfundamental investment

                                                                 Proxy Statement
                                                                   Page 14 of 22
restriction. The Board believes that these changes will provide the Adviser or Sub-Adviser with greater flexibility in managing the liquidity needs of a Fund by allowing the Fund to use borrowings to satisfy redemptions or settle securities transactions.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4D.

                                   PROPOSAL 4E
                                   (ALL FUNDS)
                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING INVESTMENTS IN REAL ESTATE

The Bonnel Growth Fund and the Regent Eastern European Fund currently have a fundamental investment restriction regarding real estate that states:

     "The Fund may not invest in real estate."

The MegaTrends Fund currently has a fundamental investment restriction regarding real estate that states:

     "The Fund may not purchase or sell commodities in real estate. However, the Fund may invest in publicly traded securities secured by real estate or issued by companies that invest in real estate or real estate interests."

Shareholders are being asked to approve the amendment of the above investment restriction. As proposed, the Funds' current fundamental investment restriction will be replaced by the following fundamental investment restriction that will govern future purchases and sales of real estate:

     "The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities."

The primary purpose of the proposed amendment is to clarify the types of securities in which the Fund is not authorized to purchase. If the proposal is approved, the new fundamental real estate restriction may not be changed without a shareholder vote.

The proposed limitation would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation also specifically permits the Fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the Funds regularly invest, the Adviser and Sub-Adviser consider this to be a remote possibility.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4E.

                                   PROPOSAL 4F
                                   (ALL FUNDS)
                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
        CONCERNING CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY

The Bonnel Growth currently has a fundamental investment restriction regarding concentration of investments in a particular industry that states:

     "The Fund may not invest more than 25% of its total assets in securities of companies principally engaged in any one industry. For the purposes of determining industry concentration, the Fund relies on the Standard Industrial Classification as compiled by Standard & Poor's Compustat Services, Inc. as in effect from time to time."

The Regent Eastern European Fund currently has a fundamental investment restriction regarding concentration of investments in a particular industry that states:

                                                                 Proxy Statement
                                                                   Page 15 of 22

     "The Fund may not invest more than 25% of its total assets in securities of companies principally engaged in any one industry. For the purposes of determining industry concentration, the Fund relies on the Standard Industrial Classification as compiled by Bloomberg as in effect from time to time."

The MegaTrends Fund currently has a fundamental investment restriction regarding concentration of investments in a particular industry that states:

     "The Fund may not invest more than 25% of its total assets in securities of issuers in any particular industry. This restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities."

Shareholders are being asked to approve the amendment of the above investment restriction. As proposed, the Funds' current fundamental investment restriction will be replaced by the following fundamental investment restriction that will govern concentration of investments:

     "The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time."

The primary purpose of the proposed amendment is to adopt a concentration limitation that is expected to become the standard for all Funds managed by the Adviser. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. If the proposal is approved, the new fundamental investment restriction may not be changed without a shareholder vote.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4F.

                                   PROPOSAL 4G
                                   (ALL FUNDS)
     TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING

The  Bonnel  Growth  Fund  and  the  Regent  Eastern   European  Fund's  current
fundamental investment restriction concerning underwriting states the following:

     "The Fund may not underwrite the securities of other issuers."

The MegaTrends Fund's current fundamental investment restriction concerning underwriting states the following:

     "The Fund may not underwrite securities of other issuers except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities."

It is proposed that shareholders approve replacing the current limitation with the following fundamental investment restriction concerning underwriting:

     "The Fund may not engage in the business of underwriting securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities."

The primary purpose of the proposed amendment is to clarify that the Funds are not prohibited from selling restricted securities if, as a result of the sale, the Funds would be considered underwriters under federal securities law. While the proposed change will

                                                                 Proxy Statement
                                                                   Page 16 of 22
have no current impact on the Funds, adoption of the proposal will standardize the investment restriction for all Funds of U.S. Global Accolade Funds.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4G.

                                   PROPOSAL 4H
                                   (ALL FUNDS)
                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                        CONCERNING THE LENDING OF ASSETS

The  Bonnel  Growth  Fund  and  the  Regent  Eastern   European  Fund's  current
fundamental   investment   restriction  concerning  lending  assets  states  the
following:

     "The Fund may not lend its assets, except that the Fund may purchase money market debt obligations and repurchase agreements secured by money market obligation, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets. (Accounts receivable for shares purchased by telephone will not be deemed loans.)"

The MegaTrends Fund's current fundamental investment restriction states the following:

     "The Fund may not lend money, except in repurchase agreements or by purchasing publicly distributed or privately placed debt obligations in which the Fund may invest consistent with its investment objectives and policies. The Fund may make loans of its portfolio securities in an aggregate amount not exceeding 25% of its total assets, provided that such loans are collateralized by cash or cash equivalents or U.S. Government obligations in an amount equal to the market value of the securities loaned, marked to market on a daily basis."

It is proposed that shareholders of each Fund replace the Funds' current fundamental investment restriction with the following:

     "The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time."

While the proposed amendments to the Funds' investment restrictions concerning loans will not materially affect the operations of the Funds, they would standardize these investment restrictions for all Funds and permit the Funds to lend securities in a manner to the full extent permitted by the applicable law. The proposed change would also permit each Fund, subject to the receipt of any necessary, regulatory approval and Board authorization, to enter into lending arrangements under which the funds advised by U.S. Global Investors, Inc. could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. Each Fund believes that the flexibility provided by this policy change could possibly reduce the Fund's borrowing costs and enhance its ability to earn higher rates of interests on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Funds' particular circumstances.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4H.

                                   PROPOSAL 4I
                                   (ALL FUNDS)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bonnel Growth Fund's current fundamental investment restriction concerning investment in other investment companies states the following:

     "The Fund may not invest more than 10% of its total net assets in open-end investment companies. To the extent that the Fund will invest in open-end investment companies, the Fund's Adviser and Sub-Adviser will waive a proportional amount of their management fee."

                                                                 Proxy Statement
                                                                   Page 17 of 22

The MegaTrends Fund's current fundamental investment restriction concerning investment in other investment companies states the following:

     "The Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization."

The Regent Eastern European Fund's current fundamental investment restriction concerning investment in other investment companies states the following:

     "The Fund may not invest more than 10% of its total net assets in investment companies. To the extent that the Fund shall invest in open-end investment companies, the Fund's Adviser and Sub-Adviser shall waive a proportional amount of their management fee."

It is proposed that shareholders of the funds approve the elimination of the above fundamental investment restriction. The 1940 Act allows mutual funds to invest up to 10% of its assets in securities of other investment companies. The Board believes that the proposed change will benefit the funds by allowing the Adviser greater investment flexibility. This restriction will remain applicable to the funds whether or not they are recited as a fundamental investment restriction. As a result, elimination of the above fundamental limitation is not expected to have any material impact on the funds' investment practices, except to the extent that regulatory requirements may change in the future. To the extent the funds invest in other investment companies, the elimination of this restriction will benefit the funds' Adviser and Sub-Adviser by the amount of their fees that they would otherwise have to waive.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4I.

                                   PROPOSAL 4J
                    (BONNEL GROWTH FUND AND MEGATRENDS FUND)
              TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION
                  CONCERNING INVESTMENTS IN ILLIQUID SECURITIES

The Bonnel Growth Fund currently has a fundamental investment restriction concerning illiquid securities that states:

     "A Fund may not invest more than 15% of its total net assets in illiquid securities, including securities that are subject to legal or contractual restrictions on resale."

The  MegaTrends  Fund  currently  has  a  fundamental   investment   restriction
concerning illiquid securities that states:

     "The Fund may not invest more than 10% of its total assets in securities that are illiquid."

It is proposed that shareholders approve the elimination of this fundamental investment restriction. If approved, the fund would adopt the following non-fundamental investment restriction:

     "The Fund may not invest more than 15% of its net assets in securities that are illiquid."

Under the rules established by the Securities and Exchange Commission (SEC), mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to ensure that Funds can satisfy these requirements, the SEC requires mutual funds to limit their holdings in illiquid securities to 15% of their net assets. This is because illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price.

The percentage limitation restricting the amount a mutual fund may invest in illiquid securities has been changed by the SEC over time. For example, prior to 1993, the percentage limit on a Fund's investment in illiquid securities was 10%.

In order to be able to respond to regulatory and market developments without the delay and expense of a shareholder vote, we are asking that shareholders eliminate this fundamental investment restriction and replace it with a similar nonfundamental investment restriction. While non-fundamental investment restrictions can be changed without shareholder approval, such changes still require the approval of the Board.

                                                                 Proxy Statement

If this proposal is approved by shareholders, the specific types of securities that may be deemed illiquid will be determined by the Adviser and Sub-Adviser, utilizing the current guidelines.

The proposed change will materially impact the operation of the Fund. However, adoption of a standardized nonfundamental investment restriction concerning underwriting will facilitate the Adviser and Sub-Adviser's investment compliance efforts and will enable the Funds to respond more promptly if circumstances suggest such a change in the future.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4J.

                                   PROPOSAL 4K
              (BONNEL GROWTH FUND AND REGENT EASTERN EUROPEAN FUND)
                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
    CONCERNING PURCHASE OR SALE OF COMMODITIES OR COMMODITY FUTURES CONTRACTS

The Bonnel Growth Fund's current fundamental investment restriction concerning purchases or sales of commodities states the following:

     "The Fund may not engage in the purchase or sale of commodities or commodity futures, except that the Fund may invest in futures contracts and options thereon on equity securities indexes in conformance with rules and regulations issued by the Securities and Exchange Commission."

The Regent Eastern European Fund's current fundamental investment restriction concerning purchases or sales of commodities states the following:

     "The Fund may not engage in the purchase or sale of commodities or commodity futures, except that the Fund may invest in futures contracts, forward contracts, options, and other derivative investments in conformance with policies disclosed in the Fund's then current Prospectus and/or Statement of Additional Information."

It is proposed that the above fundamental investment restriction be replaced with the following fundamental investment restriction:

     "The Fund may not purchase physical commodities or contracts relating to physical commodities."

The primary purpose of the proposed amendment is to clarify the types of commodities the Funds may not purchase. The Funds' current policies prohibit the purchase or sale of commodities or commodity contracts. These policies contain exceptions for financial futures contracts and options on such contracts. Under the proposed policy, each Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities. While the proposed change will have no current impact on the Funds, the adoption of the proposal will standardize and clarify the investment restriction concerning commodities for the Funds.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4K.

                                   PROPOSAL 4L
                                (MEGATRENDS FUND)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
           CONCERNING INVESTMENTS IN OIL, GAS OR OTHER MINERAL LEASES

The  Fund  currently  has  a  fundamental   investment   restriction  concerning
investments in oil, gas or other mineral leases that states:

     "The Fund may not invest in oil, gas or other mineral leases."

It  is  proposed  that  shareholders   approve  the  elimination  of  the  above
fundamental investment restriction.

                                                                 Proxy Statement
                                                                   Page 19 of 22

This investment restriction was originally adopted in response to state "Blue Sky" requirements. These requirements are no longer applicable to the Funds and the 1940 Act does not contain a similar restriction. The Adviser, Sub-Adviser and the Board do not believe that a blanket prohibition against these types of investments is in the best interests of the Fund.

The proposed elimination of the investment restriction will not materially affect the operations of the Fund. This would allow the Fund greater investment flexibility and would allow the Fund to respond more quickly to market developments without the delay or expense of a shareholder vote.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4L.

                                  PROPOSAL 4M
                                (MEGATRENDS FUND)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                       CONCERNING INVESTMENTS IN WARRANTS

The  Fund  currently  has  the  following  fundamental   investment  restriction
regarding investing in warrants:

     "The Fund may not invest more than 5% of its net assets in warrants and will not invest more than 2% of its net assets in warrants which are not listed on the New York, Nasdaq, or American Stock Exchange. This restriction does not apply to investment in warrants acquired in units or attached to securities."

It is proposed that shareholders approve the elimination of the above fundamental investment restriction. This investment restriction was originally adopted in response to state "Blue Sky" requirements. These requirements are no longer applicable to the Funds and the 1940 Act does not contain a similar restriction. The Adviser, Sub-Adviser and the Board do not believe that a blanket prohibition against these types of investments is in the best interests of the Fund.

The proposed elimination of the investment restriction will not materially affect the operations of the Fund. This would allow the Fund greater investment flexibility and would allow the Fund to respond more quickly to market developments without the delay or expense of a shareholder vote.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4M.

                                   PROPOSAL 4N
                                (MEGATRENDS FUND)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
              CONCERNING INVESTMENT RESTRICTIONS IN ANY ONE ISSUER

The MegaTrends Fund's current fundamental investment restriction states the following:

     "The Fund may not purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities."

The Fund has elected to be "diversified open-end management investment companies" under the 1940 Act, which require the limitations contained in the current fundamental investment restriction to apply to 75% of the total assets of the Funds. The current policy of the MegaTrends Fund is more restrictive, applying the limitations on ownership to 100% of its portfolio. The primary purpose of the proposed change with respect to MegaTrends Fund applying the restrictive standard is to allow the Funds to invest in accordance with the limits contained in the 1940 Act for diversified companies.

This would allow the MegaTrends Fund the flexibility to purchase larger amounts of issuers' securities when the Adviser or Sub-Adviser deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the 1940 Act. Please note that the Fund cannot change its election to be a diversified company without a further shareholder vote.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4N.

                                                                 Proxy Statement
                                                                   Page 20 of 22

                                  OTHER MATTERS

No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the funds.

THE FUNDS'  ANNUAL  AND  SEMI-ANNUAL  REPORT IS  AVAILABLE  AT NO  CHARGE,  UPON
REQUEST.

TO REQUEST INFORMATION:

     BY PHONE       1-800-US-FUNDS

     BY MAIL Shareholder Services U.S. Global Investors Funds P.O. Box 781234 San Antonio, TX 78278-1234

     BY INTERNET    HTTP://WWW.US-GLOBAL.COM.

ACTIVITIES AND MANAGEMENT OF U.S. GLOBAL INVESTORS, INC.

ADVISER. U.S. Global Investors, Inc. is a Texas corporation with its principal executive offices located at 7900 Callaghan Road, San Antonio, Texas 78229. U.S. Global Investors, Inc. is the investment Adviser to the funds.

SUB-ADVISERS. Bonnel, Inc., P.O. Box 649, Reno, Nevada 89504, serves as Sub-Adviser for the Bonnel Growth Fund.

Money Growth Institute, Inc., 500 5th Avenue, Suite 3120, New York, New York 10110, serves as the Sub-Adviser for the MegaTrends Fund.

Regent Fund Management Limited, International Trading Centre, Warrens, St. Michael, Barbados, Regent House, 1618 Ridge Way Street, Douglas, Isle of Man IMIIEN, serves as Sub-Adviser for the Regent Eastern European Fund.

PRINCIPAL UNDERWRITER. U.S. Global Brokerage, Inc. (U.S. Global Brokerage), a wholly owned subsidiary of U.S. Global Investors, Inc., is a Texas corporation with its principal executive offices at 7900 Callaghan Road, San Antonio, Texas, 78229. U.S. Global Brokerage is the principal underwriter and distributor of the U.S. Global Accolade Funds.

SUBMISSION OF SHAREHOLDER PROPOSALS

Since the funds do not hold annual shareholders meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided.

The foregoing notice and proxy statement are sent by order of the board of trustees.


                                    Susan B. McGee
                                    Secretary of the Trust

Dated: June 26, 2000

                                                                 Proxy Statement
                                                                   Page 21 of 22

                                                    EXHIBIT I TO PROXY STATEMENT

UNDERLINED language will be added; [bracketed] language will be deleted

               FORM OF AMENDED AND RESTATED MASTER TRUST AGREEMENT


                           U.S. GLOBAL ACCOLADE FUNDS

                           SECOND AMENDED AND RESTATED


                             MASTER TRUST AGREEMENT


                                   _____, 2000

                           U.S. GLOBAL ACCOLADE FUNDS

                           SECOND AMENDED AND RESTATED


                             MASTER TRUST AGREEMENT

                                                                        PAGE

                           U.S. GLOBAL ACCOLADE FUNDS
                           SECOND AMENDED AND RESTATED

                             MASTER TRUST AGREEMENT

                                                                          PAGE

              DECLARATIONS...................................................1

ARTICLE I     NAME AND DEFINITIONS

Section 1.1   Name and Principal Office......................................1
Section 1.2   Definitions....................................................1
              (a) "By-Laws"..................................................1
              (b) "1940 Act".................................................1
              (c) "Commission"...............................................1
              (d) "Series"...................................................1
              (e) "Shareholder"..............................................1
              (f) "Shares"...................................................1
              (g) "Trust"....................................................1
              (h) "Agreement"................................................1
              (i) "Trustees".................................................2
              (j) "Class"....................................................2

ARTICLE II    PURPOSE OF TRUST

ARTICLE III   THE TRUSTEES

Section 3.1   Appointment, Election, Removal, etc............................2

              (a) Trustees...................................................2
              (b) Number.....................................................2
              (c) Election ..................................................2
              (d) Term.......................................................2
              (e) Vacancies..................................................2
              (f) Resignation................................................2
              (g) Removal....................................................2
              (h) Effect of Death, Resignation, etc..........................3
              (i) No Accounting..............................................3

Section 3.2   Powers of Trustees.............................................3

              (a) Investments................................................3
              (b) Disposition of Assets......................................3
              (c) Ownership Powers...........................................3
              (d) Subscription...............................................4
              (e) Form of Holding............................................4
              (f) Reorganization, etc........................................4
              (g) Voting Trusts, etc.........................................4
              (h) Compromise.................................................4
              (i) Associations, etc..........................................4
              (j) Borrowing and Security.....................................4
              (k) Guarantees, etc............................................4
              (l) Insurance..................................................4
              (m) Vote Required, Place and Type of Meeting...................4
              (n) Distribution Plans.........................................4

Section 3.3   Certain Contracts..............................................4

Section 3.4   Trust Expenses ................................................5

Section 3.5   Ownership of Assets of the Trust...............................5

ARTICLE IV    SHARES/SUB-TRUSTS

Section 4.1   Description of Shares..........................................5

Section 4.2   Establishment and Designation of  Sub-Trust and Classes........6

Section 4.3   Rights and Preferences of Sub-Trusts...........................6

              (a) Assets Belonging to Sub-Trusts.............................6
              (b) Liabilities Belonging to Sub-Trusts........................6
              (c) Determination of Treatment as Income and/or Capital........6
              (d) Dividends..................................................6
              (e) Liquidation................................................7
              (f) Voting.....................................................7
              (g) Redemption by Shareholder..................................7
              (h) Redemption by Trust........................................7
              (i) Net Asset Value............................................7
              (j) Transfer...................................................8
              (k) Equality...................................................8
              (l) Fractions..................................................8
              (m) Conversion Rights..........................................8
              (n) Class Differences..........................................8

Section 4.4   Ownership of Shares............................................8

Section 4.5   Investments in the Trust.......................................8

Section 4.6   No Preemptive Rights...........................................8

Section 4.7   Status of Shares and Limitation of Personal Liability..........8

ARTICLE V     SHAREHOLDERS' VOTING POWERS AND MEETINGS

Section 5.1   Voting Powers..................................................9

Section 5.2   Meetings and Notice............................................9

Section 5.3   Record Dates..................................................10

Section 5.4   Quorum and Required Vote......................................10

Section 5.5   Action by Written Consent.....................................10

Section 5.6   Inspection of Records.........................................10

Section 5.7   Additional Provisions.........................................10

Section 5.8   Shareholder Communications....................................10

ARTICLE VI    LIMITATION OF LIABILITY -- INDEMNIFICATION

Section 6.1   Trustees, Shareholders, etc. Not Personally Liable, Notice....10

Section 6.2   Notice for Contracts..........................................11

Section 6.3   Trustee's Good Faith Action; Expert Advice; No Bond ..........11

Section 6.4   Indemnification of Shareholders...............................11

Section 6.5   Indemnification of Trustees, Officers, etc....................11

Section 6.6   Compromise Payment............................................12

Section 6.7   Indemnification Not Exclusive, etc............................12

Section 6.8   Liability of Third Persons Dealing with Trustees..............12

ARTICLE VII   MISCELLANEOUS

Section 7.1   Duration and Termination of Trust.............................12

Section 7.2   Reorganization................................................12

Section 7.3   Amendments ...................................................13

Section 7.4   Filing of Copies; References; Headings........................13

Section 7.5   Applicable Law................................................13

Section 7.6   Resident Agent................................................14

                           U.S. GLOBAL ACCOLADE FUNDS

                           SECOND AMENDED AND RESTATED


                             MASTER TRUST AGREEMENT


     This AGREEMENT AND DECLARATION OF TRUST (the "Agreement") made at San Antonio, Texas, the 15th day of April, 1993, by the Trustees named under this Agreement, and by the holders of shares of beneficial interest to be issued as provided under this Agreement, is hereby amended and restated in its entirety this ____ day of ___, 2000 in the City of San Antonio in the State of Texas, as follows:


                                  DECLARATIONS


     WHEREAS, this Trust has been created to conduct the business of an investment company;

     WHEREAS, this Trust is authorized to issue, in accordance with the provisions of this Agreement, its shares of beneficial interest in separate series, with each separate series to be a Sub-Trust as described in this Agreement; and

     WHEREAS, the Trustees have agreed to manage the property received by them as trustees of a Massachusetts business trust in accordance with the provisions in this Agreement.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may acquire (from time to time) as Trustees under this Agreement IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust or in Sub-Trusts created under this Agreement as hereinafter set forth.


                                    ARTICLE I

                              NAME AND DEFINITIONS


     Section 1.1 NAME AND PRINCIPAL OFFICE. This Trust shall be known as U.S. Global Accolade Funds and the Trustees will conduct the business of the Trust under that name or any other name or names as they may from time to time determine. The principal place of business of the Trust shall be 7900 Callaghan Road, San Antonio, Texas 78229 or at such other location as the Trustees may from time to time determine.


     Section  1.2  DEFINITIONS.   Unless  otherwise   specifically  stated,  the
following terms shall mean: -----------

         (a) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

         (b) The "1940 Act" refers to the Investment Company Act of 1940 and regulations thereunder, all as amended from time to time;

         (c) The term "Commission" shall have the meaning given it in the 1940 Act;

         (d) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV, each of which Series shall be a Sub-Trust of the Trust;

         (e)  "Shareholder" means a record owner of Shares;

         (f) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust and each Sub-Trust of the Trust (as the context may require) shall be divided from time to time;


         (g) The "Trust" refers to the U.S. Global Accolade Funds business trust established by this Agreement, as amended from time to time, inclusive of each and every Sub-Trust established hereunder;


         (h) "Agreement" shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

         (i) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article III; and

         (j) "Class" refers to any class of Shares of any Series or Sub-Trust established and designated under or in accordance with the provisions of Article IV.

                                   ARTICLE II

                                PURPOSE OF TRUST

     The purpose of the Trust is to conduct the business of an investment company, offering Shareholders of the Trust one or more investment programs; and to engage in any business allowable under applicable law which the Trustees may deem convenient or proper in furtherance of the Trust's business.

                                   ARTICLE III

                                  THE TRUSTEES


     Section 3.1 APPOINTMENT, ELECTION, REMOVAL, ETC.

          (a) TRUSTEES. The Trustees hereof are Richard E. Hughs, 11 Dennin Drive, Menands, New York 12204; Clark R. Mandigo, 317 Geneseo, San Antonio, Texas 78209; J. Michael Belz, 3122 Goldsboro, San Antonio, Texas 78230; and Frank E. Holmes, 7900 Callaghan Rd., San Antonio, Texas 78229.


          (b) NUMBER. The Trustee(s) serving as such, whether named above or hereafter appointed or elected, have the discretion to increase or decrease the number of Trustees. No decrease in the number of Trustees may remove any Trustee from office prior to the expiration of his term; however, a decrease in the number of Trustees may coincide with the removal of a Trustee pursuant to subsection (g) of this Section 3.1.

         (c) ELECTION. The Shareholders shall elect the Trustees of the Trust. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 3.1(e), appoint Trustees to fill vacancies.

         (d) TERM. Whether named above, appointed or elected pursuant to the terms of this Agreement, a Trustee shall serve as trustee of the Trust and each Sub-Trust hereunder for a period of six years or until termination of the Trust or the Trustees' death, resignation or removal, whichever occurs first. This provision shall not be construed to preclude re-election of a Trustee whose terms is expiring.

         (e) VACANCIES. Any vacancy resulting from death, resignation, removal or any other means, including without limitation an increase in the number of trustees by the other trustees, or any anticipated vacancy may (but need not unless required by the 1940 Act) be filled by a majority of the remaining
Trustees. Subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees, in their sole discretion, may appoint in writing a Trustee to fill a vacancy, and this appointment shall become effective upon the written acceptance of such named person and his agreement to be bound by the provisions of this Agreement. In the event of an appointment to fill an anticipated vacancy, the appointment shall become effective at or after the date the anticipated vacancy occurs. No further act is necessary for the Trust estate to vest in the new Trustee once the appointment is effective.


         (f) RESIGNATION. A Trustee may resign as a trustee by delivering to the Trustees or any Trust officer a signed written document to that effect. The effective date of such resignation will be the later of the date stated in the document or the date of delivery of the document to the Trust at its principal offices.

          (g) REMOVAL. Any Trustee may be removed with or without cause at any time either: (i) by a written document stating the effective date of the removal and signed by at least two-thirds of the number of Trustees prior to such removal; or (ii) by at least a two-thirds vote of the outstanding shares, with such vote cast in person or by proxy at a meeting called for such purpose; or (iii) by a written declaration signed by Shareholders owning at least two-thirds of the outstanding shares and filed with the Trust's custodian.


         (h) EFFECT OF DEATH, RESIGNATION, ETC. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees shall not terminate the Trust or any Sub-Trust or revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Agreement.


         (i) NO ACCOUNTING. No persons or estate of such person who has ceased acting as Trustee shall be required to make an accounting to the Trustees or Shareholders unless required by the 1940 Act or justified by circumstances calling for removal for cause.

     Section 3.2 POWERS. The Trustees may, in accordance with this Trust Agreement, carry on the business of the Trust and shall have all the powers necessary to conduct such business to carry out the purpose of the Trust. The Trustees' powers include, but are not limited to:

     adopting By-Laws consistent with the Trust Agreement which specify procedures for conducting the daily business affairs of the Trust, including the power to amend and repeal the By-Laws to the extent that the By-Laws do not reserve that right to the Shareholders;

     establish  Sub-Trusts,  each such  Sub-Trust  to operate as a separate  and
     distinct   investment  medium  and  with  separately   defined   investment
     objectives and policies;

     establish,  from time to time in accordance  with the provisions of Section
     4.1 hereof, classes of Shares of any Series or Sub-Trust or divide the Shares of any Series or Sub-Trust into classes;


     elect and remove officers, appoint and terminate agents and consultants, and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and provide for the compensation of all of the foregoing;


     appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine;


     employ one or more Advisers, Administrators, Depositories and Custodians, and authorize any Depository or Custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise; and


     in general, delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in- fact for the Trustees.

     Without limiting the foregoing, the Trustees, on behalf of the Trust, shall, in accordance with the 1940 Act or other applicable law, have the authority:

          (a) INVESTMENTS. To invest cash and other property, and to hold cash or other property uninvested without regard to the custom of investments by trustees;

          (b) DISPOSITION OF ASSETS. To sell, exchange, lend, pledge, mortgage, write options on and lease any orall of the assets of the Trust;

         (c) OWNERSHIP POWERS. To vote, or give assent to, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper;


          (d) SUBSCRIPTION. To exercise powers and rights of subscription which arise out of ownership of securities or debt instruments;

          (e) FORM OF HOLDING. To hold any assets of the Trust in the name of the Trust, Trustees, Sub-Trust, nominee or otherwise;


          (f) REORGANIZATION, ETC. To consent to or participate in any plan for the reorganization or consolidation of any corporation or issuer for which a security or debt instrument is or was held in the Trust;

         (g) VOTING TRUSTS, ETC. To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to the other holders or a representative thereof and to delegate to them such power and authority with regard to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to pay such portion of the expenses and compensation of such representative as the Trustees shall deem proper;


          (h) COMPROMISE. To compromise or arbitrate claims (or any matter in controversy) in favor of or against the Trust or any Sub-Trust;


          (i) ASSOCIATIONS, ETC. To enter into joint ventures, general or limited partnerships and any other combinations or associations;


          (j) BORROWING AND SECURITY. To borrow funds and to mortgage the assets of the Trust to secure the obligations arising out of such borrowing;


          (k) GUARANTEES, ETC. To make contracts of guaranty, endorse or guarantee the payment of any obligations of any person, and to mortgage and pledge any Trust property to secure any of or all such obligations; =


          (l) INSURANCE. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust's business including, without limitation, liability insurance for the benefit of the Shareholders, Trustees, officers, employees, agents, consultants, investment advisors, managers, administrators, distributors, principal underwriters or independent contractors (or any person connected therewith);

          (m) VOTE REQUIRED, PLACE AND TYPE OF MEETING. Except as otherwise provided by the 1940 Act or other applicable law, this Agreement or the By-Laws, any action to be taken by the Trustees on behalf of the Trust or any Sub-Trust may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law); and

          (n) DISTRIBUTION PLANS. To adopt on behalf of the Trust or any Sub-Trust with respect to any class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-1 and/or other provisions of the 1940 Act and to make payments from the assets of the Trust or the relevant Sub-Trust or Sub- Trusts pursuant to said Rule 12b-1 Plan.

     Section 3.3 CERTAIN CONTRACTS. The Trustees may from time to time enter into contracts with any type of organization or individual ("Contracting Party") to provide services for the Trust. Any delegation of powers by the Trustees shall not limit the generality of their powers and authority.

     The fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any contracting party or that the contracting party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Sub-Trust, or that

          (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Sub-Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Sub-Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

     Section 3.4 TRUST EXPENSES. The Trustees are authorized to incur on behalf of the Trust expenses which they deem necessary and proper to carry out the business of the Trust. As an element of expenses, the Trustees are authorized to determine, establish, and receive reasonable compensation for their services as Trustees. The Trustees are authorized to pay all expenses from either principal or income and may allocate expenses among the Sub-Trusts and/or one or more classes of Shares thereof as the Trustees, in their discretion, deem necessary and appropriate.

     Section 3.5 OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the Trust assets shall at all times be considered as vested in the Trustees.

                                   ARTICLE IV

                                SHARES/SUB-TRUSTS


     Section 4.1 DESCRIPTION OF SHARES. The beneficial interest in the Trust shall consist of one class of no-par Shares; however, the Trustees have authority to divide the class of Shares into Series of Shares, each of which Series of Shares shall be a separate and distinct Sub-Trust of the Trust, as they deem necessary or desirable. Each Sub-Trust of Shares established will be deemed to be a separate Trust under Massachusetts General Laws Chapter 182. The Trustees shall have exclusive powers without Shareholder approval to establish any Sub-Trust and to determine the relative rights and preferences between the Shares of the separate Sub-Trusts as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Sub-Trusts shall have separate voting rights or no voting rights.


     In addition, the Trustees shall have exclusive power, without the requirement of Shareholder approval, to issue classes of Shares of any Sub-Trust or divide the Shares of any Sub-Trust into classes, each class having such difference dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of Shares of each Sub-Trust. The fact that a Sub-Trust shall have initially been established and designated without any specific establishment or designation or classes (i.e., that all Shares of such Sub-Trust are initially of a single class), or that a Sub-Trust shall have more than one established and designated class, shall not limit the authority of the Trustees to establish and designate separate classes, or one or more further classes, of said Sub-Trust without approval of the holders of the initial class thereof, or previously established and designated class or classes thereof, provided that the establishment and designation of such further separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


     The number of authorized Shares and the number of Shares of each Sub-Trust or class thereof that may be issued is unlimited, and the Trustees may issue Shares of any Sub-Trust or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in Subsection (h) of Section 4.3). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Sub-Trust or class thereof into one or more Sub-Trusts or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Sub-Trust or class thereof reacquired by the Trust.


     The Trustees may, at any time, abolish a Sub-Trust if no Shares of that Sub-Trust are outstanding.

     The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.3.


     The establishment and designation of any Sub-Trust or of any class of Shares of any Sub-Trust in addition to those established and designated in
Section 4.2 shall be effective upon the vote of a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Sub-Trust or class, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Sub-Trust or class previously established and designated, the Trustees may by vote of a majority of their number (or by an instrument executed by an officer of the Trust pursuant to the vote of a majority of the Trustees) abolish that Sub-Trust or class and the establishment and designation thereof. Each vote referred to in this paragraph shall be implemented by preparation and filing of an amendment to this Agreement.


     Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Sub-Trust (including any classes thereof) of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Sub-Trust (including any classes thereof from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Sub-Trust (including any classes thereof) generally.


     Section 4.2 ESTABLISHMENT AND DESIGNATION OF SUB-TRUSTS. Without limiting the Trustees' authority to establish further Sub-Trusts pursuant to Section 4.1, the Trustees hereby establish the following Sub- Trusts: Bonnel Growth Fund; Mega Trends Fund; and Regent Eastern European Fund.


     Section  4.3  RIGHTS  AND  PREFERENCES  OF  SUB-TRUSTS.   Unless  otherwise
specified by the Trustees, the Sub- Trusts established above and all future Sub-Trusts or any classes thereof have the following rights and preferences:


          (a) ASSETS BELONGING TO SUB-TRUSTS. All consideration received by the Trust for the issue or sale of Shares of a particular Sub-Trust or any classes thereof, all assets in which the consideration is invested, and proceeds from the sale, exchange or liquidation thereof, all income earnings, profits and proceeds from those assets and any items allocated to the Sub-Trust or class thereof by the Trustees shall be held in trust by the Trustees for the benefit of the Shareholders of that Sub-Trust or class thereof, shall irrevocably belong to that Sub-Trust (and be allocable to any classes thereof), and shall be recorded on the books of account of the Trust as assets belonging to that Sub-Trust. The Trustees may, in a manner they deem fair and equitable, allocate among the Sub-Trusts any items which are not readily identifiable to any one particular Sub-Trust (and allocable to any classes thereof). Each allocation shall be binding upon the Shareholders of the Trust.

          (b) LIABILITIES BELONGING TO SUB-TRUSTS. The liabilities belonging to a Sub-Trust shall include all liabilities associated with the assets of that particular Sub-Trust, all expenses and charges attributable to that Sub- Trust and any general liabilities which are not readily identifiable and which the Trustees may allocate in a manner they deem fair and equitable to that Sub-Trust. In addition, the liabilities in respect of a particular class of Shares of a particular Sub-Trust and all expenses, costs, charges and reserves belonging to that class of Shares, and any general liabilities, expenses, costs, charges or reserves of that particular Sub-Trust which are not readily identifiable as belonging to any particular class of Shares of that Sub-Trust shall be allocated and charged by the Trustees to and among any one or more of the classes of Shares of that Sub-Trust established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation shall be binding upon the Shareholders of the Trust. Only the assets of a particular Sub-Trust (including any classes thereof) may be used to satisfy a creditor of that Sub-Trust.

          (c) DETERMINATION OF TREATMENT AS INCOME AND/OR CAPITAL. Except as otherwise provided by the 1940 Act, the Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.


          (d) DIVIDENDS. Dividends and distributions on Shares of a particular Sub-Trust or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Sub-Trust or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Sub-Trust or class. All dividends and distributions on Shares of a particular Sub-Trust or class thereof shall be distributed pro rata to the holders of Shares of that Sub-Trust or class in proportion to the number of Shares of that Sub-Trust held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Sub-Trust or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Subsection (i) of Section 4.3.


          The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.


          (e) LIQUIDATION. In the event of the liquidation or dissolution of the Trust, any Sub-Trust or class thereof the Shareholders of each Sub-Trust or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class, over the liabilities belonging to that Sub-Trust or class. Upon the liquidation or dissolution of the Trust or any Sub-Trust or class pursuant to this Section 4.3(e) the Trustees shall make provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or that Sub-Trust or class. The assets so distributable to the Shareholders of any particular Sub-Trust or class thereof shall be distributed among such Shareholders in proportion to the relative net asset value, as defined in Section 4.3(i), of such Shares. The liquidation or dissolution of any particular Sub-Trust or class thereof may be authorized by vote of a majority of the Trustees then in office without the approval of the Shareholders of the Trust or that Sub-Trust or class thereof.

          (f) VOTING. On each matter submitted to a vote of the Shareholders, each holder of a Share of each Sub- Trust or any class thereof shall be entitled to one vote for each whole Share and for a proportionate fractional vote for each fractional Share outstanding in his name on the books of the Trust, and all shares of each Sub-Trust or class thereof shall vote as a separate class, except as to voting for Trustees and as otherwise required by the 1940

Act. As to any matter which does not affect the interest of a particular Sub-Trust or class thereof, only the holders of Shares of one or more of the affected Sub-Trusts or classes thereof shall be entitled to vote.


          (g) REDEMPTION BY SHAREHOLDER. Each Shareholder shall have the right to tender all or part of his shares of the Sub-Trust or any class thereof for redemption at such times as the By-Laws permit, but at least once weekly, with the redemption price equal to the net asset value per Share as defined in this Section. The Trust shall make payment in cash unless in the Trustee's judgment conditions exist which make payment in cash undesirable, in which case the Trust may make payment wholly or partly in assets belonging to the Sub-Trust or class thereof.


The Trust may postpone payment of the redemption price and suspend the Shareholder's right of redemption in appropriate circumstances, to the extent permissible under the 1940 Act.

          (h) REDEMPTION BY TRUST. The Trustees shall have the right to redeem the Shares of the Trust and Sub- Trusts or classes thereof at the same redemption price as if the Shareholder were redeeming the Shares.



A redemption by the Trustees shall occur if: (1) the Trustees determine in their sole discretion that failure to redeem the Shares would result in material adverse consequences to the Shareholders of any of the Sub-Trusts; or (2) a Shareholder fails to maintain a minimum amount as set forth in the current prospectus of the Trust (Sub-Trust). If the Trustees exercise their right of redemption, the Shareholder shall have no further right except to receive payment of the redemption price.


          (i) NET ASSET VALUE. The net asset value per Share of any Sub-Trust shall be (a) in the case of a Sub- Trust whose Shares are not divided into classes, the quotient obtained by dividing the value of the net assets of that Sub-Trust (being the value of the assets belonging to that Sub-Trust less the liabilities belonging to that Sub-Trust) by the total number of Shares of that Sub-Trust outstanding, and (b) in the case of a class of Shares of a Sub-Trust whose Shares are divided into classes, the quotient obtained by dividing the value of the assets of that Sub-Trust allocable to such class (less the liabilities belonging to such class) by the total number of Shares of such class outstanding. The net asset value shall be computed in accordance with the 1940 Act and regulations thereunder.

     In calculating the net asset value, methods and procedures established by the Trustees shall be used.

     The Trustees may determine to maintain the net asset value per Share of any Sub-Trust at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Sub-Trust as dividends payable in additional Shares of that Sub-Trust at the designated constant dollar amount and for the handling of any losses attributable to that Sub- Trust. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Sub-Trust his pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Sub-Trust to be maintained, after reflecting such loss, at the designated constant dollar amount. Each
Shareholder of the Trust shall be deemed to have agreed, by his investment in any Sub-Trust with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

          (j) TRANSFER. All Shares of each particular Sub-Trust or class thereof shall be transferable, but transfers of Shares of a particular Sub-Trust or class thereof will be recorded on the Share transfer records of the Trust applicable to that Sub-Trust or class only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Sub-Trust or class and at such other times as may be permitted by the Trustees.


          (k) EQUALITY. Except as provided herein or in the instrument designating and establishing any class of Shares or any Sub-Trust, all Shares of each particular Sub-Trust or class thereof shall represent an equal proportionate interest in the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub- Trust and allocable to that class (subject to the liabilities belonging to that Sub-Trust or class), and each Share of any particular Sub-Trust or class shall be equal to each other Share of that Sub-Trust or class; but the provisions of this sentence shall not restrict any distinctions permissible under Subsection (d) of this Section 4.3 that may exist with respect to dividends and distributions on Shares of the same Sub-Trust or class. The Trustees may from time to time divide or combine the Shares of any particular Sub-Trust or class into a greater or lesser number of Shares of that Sub-Trust or class without thereby changing the proportionate beneficial interest in the assets of that Sub- Trust or class or in any way affecting the rights of Shares of any other Sub-Trust or class.


          (l)   FRACTIONS.   A   fractional   Share  of  a  Sub-Trust  or  class
proportionately carries all the rights and obligations of a whole Share of the Sub-Trust or class.

          (m) CONVERSION RIGHTS. The Trustees shall have authority to establish procedures pursuant to which a Shareholder of one Sub-Trust or class thereof may exchange shares of that Sub-Trust for shares of another Sub- Trust or class thereof.

          (n) CLASS DIFFERENCES. The relative rights and preferences of the classes of any Sub-Trust may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the resolutions adopted by the Trustees or the instrument establishing and designating such classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

     Section 4.4 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Sub- Trust and each class thereof. No certificates certifying the ownership of Shares need be issued except as the Trustees determine. The Trustees may establish such rules as they consider appropriate for the issuance of Share certificates, use of facsimile signatures, transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to who are the Shareholders and as to the number of Shares of each Sub-Trust and class thereof held from time to time by each such Shareholder.

     Section 4.5 INVESTMENTS IN THE TRUST. The Trustees shall have authority to establish procedures and policies with respect to acceptance or rejection of investments in the Trust and Sub-Trusts and to authorize other persons to accept and reject orders for the purchase of Shares in accordance therewith.

     Section 4.6 NO PREEMPTIVE RIGHTS. The Shares of the Trust or Sub-Trusts have no preemptive rights.


     Section 4.7 STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Sub-Trust thereof nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.


                                    ARTICLE V

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 5.1 VOTING POWERS. The Shareholders shall only vote in the following instances:



     (i)  election or removal of Trustees as provided herein;

     (ii) approval of a contract for which the 1940 Act requires Shareholder approval;



     (iii)reorganization  of the Trust or any  Sub-Trust  if required by Section
          7.2;

     (iv) amendment of the Trust Agreement if required by Section 7.3;


     (v) determination of whether a derivative or class action suit should be brought or pursued on behalf of the Trust or Sub-Trust or class thereof as would the stockholders of a Massachusetts business corporation, provided that the Shareholders of one Sub-Trust or class thereof may not vote on an action on behalf of another Sub-Trust or class thereof or one of its Shareholders; and

     (vi) such additional matters relating to the Trust as may be required by the 1940 Act, this Agreement, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

     There shall be no cumulative voting in Trustee elections.

     Shares may be voted by proxy or in person. Shares held in the name of two or more persons may be voted by proxy executed by one of the named persons unless the Trust is notified to the contrary by written instructions, prior to the execution of the proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be presumed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall be on the challenger.


     Until Shares are issued, the Trustees may take any action required by law, this Agreement or the By-Laws to be taken by Shareholders.


     Proxies may be given orally or in writing or pursuant to any computerized or mechanical data gathering process specifically approved by the Trustees.

     Section 5.2 MEETINGS AND NOTICE. No annual or regular meeting of Shareholders is required; however, the Trustees may call meetings to take action on matters which require Shareholder vote and for other matters which the Trustees determine Shareholder vote is necessary or desirable.

     The Trustees shall give Shareholders written notice of any Shareholder meeting by mailing such notice, postage prepaid, at least seven days before the meeting date to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The notice shall state the purpose of the meeting.


     Upon written request of Shareholders holding 10% or more of the then outstanding Shares, the Trustees shall call a meeting to vote upon the removal of a Trustee. If the Trustees do not call a Shareholder meeting within 30 days after receipt of the written request, Shareholders holding 10% or more of the then-outstanding Shares may call a meeting for that purpose, giving notice and following the procedures governing Trustee-called meetings set forth in this Agreement.


     No notice is required for adjourned sessions which are held within a reasonable time after the original meeting.

     Section 5.3 RECORD DATES. For the purpose of determining Shareholders entitled to vote or act at a meeting, to participate in a dividend or distribution, or for the purpose of any other action, the Trustees may close the transfer books for a period not exceeding 30 days (except at or in connection with the termination of the Trust) as the Trustees may determine. Alternatively, without closing the transfer books, the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares; and no person becoming a Shareholder after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.


     Section 5.4 QUORUM AND REQUIRED VOTE. Thirty percent (30%) of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting of which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.


     Section 5.5 ACTION BY WRITTEN CONSENT. Unless otherwise required by applicable law, Shareholders may take action without a meeting if a majority of the Shareholders entitled to vote on the action (or such greater percentage as may be required by applicable law for such action) consent in writing to such action and their consents are filed with the records of the Shareholder meetings. Written consents shall be treated as votes taken at a Shareholder meeting.


     Section 5.6 INSPECTION OF RECORDS. Shareholders may inspect the Trust's records to the same extent permitted by Massachusetts Business Corporation Law to the stockholders of a Massachusetts business corporation.

     Section  5.7  ADDITIONAL  PROVISIONS.   The  By-Laws  may  include  further
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.


     Section 5.8 SHAREHOLDER COMMUNICATIONS. Whenever ten or more Shareholders of record have been for a least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a Shareholder meeting and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust or Sub-Trust, as applicable; or (b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

     If the Trustees elect to follow the course specified in (b) above (of this Section 5.8), the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in such violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with the requirements of the 1940 Act.

                                   ARTICLE VI

                    LIMITATION OF LIABILITY; INDEMNIFICATION


     Section 6.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; Notice. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Sub-Trust) or the Trustees and not personally. Nothing in this Agreement shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.


     Section 6.2 NOTICE FOR CONTRACTS. Every contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice (a) that this Agreement is on file with the Secretary of the Commonwealth of Massachusetts, (b) that the document was executed or made on behalf of the Trust or by them as Trustees or as officers and not by them individually, and (c) that the obligations of such instrument are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Trust, or the particular Sub-Trust in question, as the case may be. Omission of such notice shall not operate to bind any Trustee, officer or Shareholder individually.

     Section 6.3 TRUSTEE'S GOOD FAITH ACTION; EXPERT ADVICE; NO BOND. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Agreement and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a contracting party appointed by the Trustees pursuant to Section 3.3. The Trustees, as such, shall not be required to give any bond or other security for the performance of their duties.

     Section 6.4 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder (or former Shareholder) of any Sub-Trust of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, said Sub-Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Sub-Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.


     Section 6.5 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or class thereof or Sub-Trusts or classes thereof in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification, despite allegations of Disabling Conduct, may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the Covered Party ultimately will be found to be entitled to indemnification.

     Section 6.6 COMPROMISE PAYMENT. Any compromise settlement shall be indemnified only if approved: (a) by a majority of the disinterested Trustees not a party to the proceeding; or (b) by a written opinion of an independent legal counsel. If payment has been made pursuant to (a) or (b) and the recipient is subsequently found to have engaged in bad faith, wilful misfeasance, gross negligence or reckless disregard of duty, the Trust may recover such payment.


     Section 6.7 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any Covered Person may be entitled. The indemnification shall inure to the benefit of such person's heirs, executors and administrators. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.


     Section 6.8 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                   ARTICLE VII

                                  MISCELLANEOUS


     Section 7.1 DURATION AND TERMINATION OF TRUST. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Sub-Trust or class thereof shall operate to terminate the Trust. The Trust, any Sub-Trust or class thereof may be terminated at any time by a majority of the Trustees then in office, provided that (1) the distribution of any remaining proceeds or assets of the Trust, any Sub-Trust or class thereof, as the case may be, pursuant to Section 4.3(e), has been completed or (2) no shares of the Trust, such Sub-Trust or class thereof, as the case may be, are then outstanding.

     Section 7.2 REORGANIZATION. The Trustees may sell, convey, merge and transfer the assets of the Trust, or the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, such liabilities; provided, however, that no assets belonging to any particular Sub-Trust shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Sub-Trusts and classes, the assets belonging to which have been so transferred) among the Shareholders of the Sub-Trust, the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.


     The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Sub-Trusts, as the case may be, in connection therewith. The terms "merge" or "merger" as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. Any such consolidation or merger shall require the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust affected thereby.

     Section 7.3 AMENDMENTS. All rights granted to the Shareholders under this Agreement are granted subject to the reservation of the right to amend this Agreement as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Agreement (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Agreement that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with Subsection (f) of Section 4.3 of Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a trustee or officer of the Trust to the effect that such amendment has been duly adopted.


     Section 7.4 FILING OF COPIES; REFERENCES; HEADINGS. This Agreement and all amendments shall be maintained in Trust offices for Shareholder inspection.

     A copy of this Agreement and all amendments shall be filed with the appropriate governmental offices as required, including the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk. Failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment.

     Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments.


     As used in this Agreement, the masculine gender shall include the feminine and neuter genders. Headings are used for reference only and shall not affect the meaning or construction of this Agreement. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or as controlling or affecting the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.


     Any reference to this document shall include all amendments.


     Section 7.5 APPLICABLE LAW. This Agreement is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts, but the reference to said Business Corporation Law is not intended to give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in
Section 1 of Chapter 182 of the

Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.


     Section 7.6 RESIDENT AGENT. Mr. Edward S. Brewer, Jr., 101 Federal Street, 22nd Floor, Boston, Massachusetts for the purposes of complying with the laws of the Commonwealth of Massachusetts is hereby appointed as resident agent for the Trust within the Commonwealth of Massachusetts; and hereby is designated as its attorney in the Commonwealth of Massachusetts upon whom may be served any notice, process or pleading in any action or proceeding against the Trust and the undersigned does hereby consent that any such action or proceeding against the Trust may be commenced in any court of competent jurisdiction and proper venue within the State so designated by services of process upon said resident agent with the same effect as if the Trust had been served lawfully with process. It is requested that a copy of any notice, process or pleadings served be mailed to U.S. Global Accolade Funds at 7900 Callaghan Road, San Antonio, Texas 78229. ============


     IN WITNESS WHEREOF, the undersigned have hereunto set their hand and seals for themselves and their assigns, as of the date and year first above written.


                                       -----------------------------------------
                                       Richard E. Hughs


                                       -----------------------------------------
                                       Clark R. Mandigo


                                       -----------------------------------------
                                       Frank E. Holmes


                                       -----------------------------------------
                                       J. Michael Belz


STATE OF TEXAS                      )
                                    )ss
COUNTY OF BEXAR                     )



     Then  personally  appeared  the  above-named   acknowledged  the  foregoing
instrument to be their free act and deed, before me, this ___ day of ____, 2000.


                                       -----------------------------------------
                                       Notary Public


S  E  A  L                             My commission expires ________






                                                                 Proxy Statement

                                                       -------------------------
                                                       PRELIMINARY FORM OF PROXY
                                                       -------------------------

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE FUNDS' SHAREHOLDERS THE EXPENSE OF ADDITIONAL MAILINGS.

                           U.S. GLOBAL ACCOLADE FUNDS

                        ---------------------------------

                               BONNEL GROWTH FUND
                                 MEGATRENDS FUND
                          REGENT EASTERN EUROPEAN FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned, revoking previous proxies, hereby appoint(s) Susan B. McGee and David J. Clark, attorneys, with full power of substitution, to vote all shares of the fund(s) indicated above that the undersigned is entitled to vote at the Special Joint Meeting of the Shareholders of the fund(s) to be held on July 31, 2000, and at any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of Special Joint Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged. If a choice is specified, this proxy will be voted as indicated. If no choice is specified, this proxy will be voted for the three proposals. As to any other matter, said attorneys shall vote in accordance with their best judgment.

    NOTE: Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, give full title. If a corporation, sign in the full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.

IF  YOU  WISH  TO  VOTE  FOR  ALL OF THE
PROPOSALS AS RECOMMENDED BY THE BOARD OF
TRUSTEES  AND DO [ ] FOR ALL NOT WANT TO
CHECK ALL OF THE "FOR" BOXES BELOW,  YOU
MAY CHECK THE BOX AT THE RIGHT  INSTEAD.
PROPOSALS

1. TO ELECT THE BOARD OF TRUSTEES

   J. Michael Belz           [ ] FOR all nominees listed   [ ] WITHHOLD
   Frank E. Holmes               (except as marked to the      authority to vote
   Richard D. Hughs              contrary below)               for all nominees
   Clark R. Mandigo

   To withhold authority to vote for any
   individual   nominee(s),   write  the
   name(s)  of the  nominee(s)  on  this
   line:                                     -----------------------------------


2.  TO   RATIFY   THE    SELECTION    OF     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    INDEPENDENT  AUDITORS  (Shareholders
    of ALL FUNDS  listed on the  reverse
    may vote on this proposal.)

3.  TO  AUTHORIZE  THE TRUSTEES TO ADOPT     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    AN AMENDED AND RESTATED MASTER TRUST
    AGREEMENT (Shareholders of ALL FUNDS
    listed  on the  reverse  may vote on
    this proposal.)

4.  TO   RECLASSIFY   OR  AMEND  CERTAIN
    INVESTMENT RESTRICTIONS Shareholders
    of ALL FUNDS  listed on the  reverse
    may vote on 2A through 2I.

4A. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning the issuance
    of senior securities

4B. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction               concerning
    diversification of investments

4C. To   amend   and    reclassify   the     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    fundamental investment  restrictions
    concerning   margin   purchases  and
    short sales of securities

4D. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction concerning borrowing

4E. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning  investments
    in real estate

4F. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction concerning concentration
    of   investments   in  a  particular
    industry

4G. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction concerning underwriting

4H. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning  the lending
    of assets

4I. To   eliminate    the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    investment   in   other   investment
    companies

Only  shareholders  in the BONNEL GROWTH
FUND and the MEGATRENDS FUND may vote on 4J.

4J. To   reclassify   the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    investments in illiquid securities

Only  shareholders  in the BONNEL GROWTH
FUND  and the  REGENT  EASTERN  EUROPEAN
FUND may vote on 4K.

4K. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning  purchase or
    sale  of  commodities  or  commodity
    futures contracts

Only shareholders in the MEGATRENDS FUND may vote on 4L through 4N.

4L. To   eliminate    the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    investments  in oil,  gas,  or other
    mineral leases

4M. To   eliminate    the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    investments in warrants

4N. To   eliminate    the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    investment  restrictions  in any one
    issuer.